EXHIBIT 21.1
Subsidiary
Alexandria Care Center, LLC
Alta Care Center, LLC
Anaheim Terrace Care Center, LLC
Baldwin Healthcare and Rehabilitation Center, LLC
Bay Crest Care Center, LLC
Blue River Rehabilitation Center, LLC
Briarcliff Nursing and Rehabilitation Center GP, LLC
Briarcliff Nursing and Rehabilitation Center, LP
Brier Oak on Sunset, LLC
Cameron Nursing and Rehabilitation Center, LLC
Carehouse Healthcare Center, LLC
Carmel Hills Healthcare and Rehabilitation Center, LLC
Carson Senior Assisted Living, LLC
Chestnut Property, LLC
Clairmont Beaumont GP, LLC
Clairmont Beaumont, LP
Clairmont Longview GP, LLC
Clairmont Longview, LP
Colonial New Braunfels Care Center, LP
Colonial New Braunfels GP, LLC
Colonial Tyler Care Center, LP
Colonial Tyler GP, LLC
Comanche Nursing Center GP, LLC
Comanche Nursing Center, LP
Coronado Nursing Center GP, LLC
Coronado Nursing Center, LP
Devonshire Care Center, LLC
East Sunrise Property, LLC
East Walnut Property, LLC
Elmcrest Care Center, LLC
Euclid Property, LLC
Eureka Healthcare and Rehabilitation Center, LLC
Flatonia Oak Manor GP, LLC
Flatonia Oak Manor, LP
Fountain Care Center, LLC
Fountain Senior Assisted Living, LLC
Fountain View Reinsurance, Ltd.
Fountain View Subacute and Nursing Center, LLC
Glen Hendren Property, LLC
Granada Healthcare and Rehabilitation Center, LLC
Guadalupe Valley Nursing Center GP, LLC
Guadalupe Valley Nursing Center, LP
Hallettsville Rehabilitation and Nursing Center, LP
Hallettsville Rehabilitation GP, LLC
Hallmark Investment Group, Inc.
Hallmark Rehabilitation GP, LLC
Hallmark Rehabilitation, LP
Hancock Park Rehabilitation Center, LLC
Hancock Park Senior Assisted Living, LLC
Hemet Senior Assisted Living, LLC
Highland Healthcare and Rehabilitation Center, LLC
Holmesdale Healthcare and Rehabilitation Center, LLC
Holmesdale Property, LLC
Hospice Care Investments, LLC

Hospice Care of the West, LLC
Hospice of the West, LP
Hospitality Nursing and Rehabilitation Center, LP
Hospitality Nursing GP, LLC
Leasehold Resource Group, LLC
Liberty Terrace Healthcare and Rehabilitation Center, LLC
Live Oak Nursing Center GP, LLC
Live Oak Nursing Center, LP
Louisburg Healthcare and Rehabilitation Center, LLC
Montebello Care Center, LLC
Monument Rehabilitation and Nursing Center, LP
Monument Rehabilitation GP, LLC
Oak Crest Nursing Center GP, LLC
Oak Crest Nursing Center, LP
Oakland Manor GP, LLC
Oakland Manor Nursing Center, LP
Pacific Healthcare and Rehabilitation Center, LLC
Preferred Design, LLC
Richmond Healthcare and Rehabilitation Center, LLC
Rio Hondo Subacute and Nursing Center, LLC
Rossville Healthcare and Rehabilitation Center, LLC
Royalwood Care Center, LLC
Seaview Healthcare and Rehabilitation Center, LLC
Sharon Care Center, LLC
Shawnee Gardens Healthcare and Rehabilitation Center, LLC
SHG Project Dallas, LLC
SHG Resources, LP
Skilled Dialysis, LLC
Skilled Dialysis, LP
Skilled Dialysis Investments, LLC
Skilled Healthcare, LLC
South Swope Property, LLC
Southwest Payroll Services, LLC
Southwood Care Center GP, LLC
Southwood Care Center, LP
Spring Senior Assisted Living, LLC
St. Elizabeth Healthcare and Rehabilitation Center, LLC
St. Joseph Transitional Rehabilitation Center, LLC
St. Luke Healthcare and Rehabilitation Center, LLC
Summit Care Corporation
Summit Care Pharmacy, Inc.
Sycamore Park Care Center, LLC
Texas Cityview Care Center GP, LLC
Texas Cityview Care Center, LP
Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC
Texas Heritage Oaks Nursing and Rehabilitation Center, LP
The Clairmont Tyler GP, LLC
The Clairmont Tyler, LP
The Earlwood, LLC
The Heights of Summerlin, LLC
The Rehabilitation Center of Independence, LLC
The Rehabilitation Center of Raymore, LLC
The Woodlands Healthcare Center GP, LLC
The Woodlands Healthcare Center, LP
Town and Country Manor GP, LLC
Town and Country Manor, LP

Travelmark Staffing, LLC
Travelmark Staffing, LP
Valley Healthcare Center, LLC
Villa Maria Healthcare Center, LLC
Vintage Park at Atchison, LLC
Vintage Park at Baldwin City, LLC
Vintage Park at Gardner, LLC
Vintage Park at Lenexa, LLC
Vintage Park at Louisburg, LLC
Vintage Park at Osawatomie, LLC
Vintage Park at Ottawa, LLC
Vintage Park at Paola, LLC
Vintage Park at Stanley, LLC
Wathena Healthcare and Rehabilitation Center, LLC
West Side Campus of Care GP, LLC
West Side Campus of Care, LP
Willow Creek Healthcare Center, LLC
Woodland Care Center, LLC